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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Amendment No. 2 to the Registration Statement (File Nos. 333-37213 and 333-37213-01).


                                        /s/ ARTHUR ANDERSEN LLP
                                        ------------------------------
                                            ARTHUR ANDERSEN LLP


Los Angeles, California
October 24, 1997